Execution Version

Exhibit 10.12
FIRST AMENDMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 9, 2019 among WMG Acquisition Corp. (the “Borrower”) and Credit Suisse AG, as Administrative Agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).
W I T N E S S E T H :
WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of January 31, 2018 (as amended, restated, amended and restated, waived or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended hereby, the “Credit Agreement”);
WHEREAS, the Borrower has identified an ambiguity, mistake, omission, defect or inconsistency affecting the definition of “Excluded Contribution” in Section 1.01 and the second proviso of Section 7.02(b)(iv), in each case of the Existing Credit Agreement;
WHEREAS, pursuant to Section 10.08(c) of the Existing Credit Agreement, the Administrative Agent and the Borrower have agreed to amend the Existing Credit Agreement to cure such ambiguity, mistake, omission, defect or inconsistency as set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and the Borrower hereby agree as follows:
SECTION 1 - Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:
(1)    The definition of “Excluded Contribution” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “made and not utilized prior to the Issue Date under, and as defined in, the Senior Unsecured Notes Indenture” with the words “made and not utilized under the Senior Unsecured Notes Indenture prior to the Closing Date” in the last line of such definition; and
(2)    The second proviso of Section 7.02(b)(iv) of the Credit Agreement is hereby amended to delete the stricken text and to add the underlined text as set forth in the provision below:
and provided, further, that such amount in any calendar year may be increased by an amount not to exceed (A) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock) of the Borrower and, to the extent contributed to the Borrower, Equity Interests of any of its direct or indirect parent companies or employee investment vehicles, in each case to any future, present or former employee, director or consultant of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Restatement

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Date plus (B) the amount of any cash bonuses otherwise payable to any future, present or former employee, director or consultant of the Borrower or any of its Subsidiaries or any of its direct or indirect parent companies that are foregone in return for the receipt of Equity Interests or the Borrower or any direct or indirect parent company of the Borrower or any employee investment vehicle pursuant to deferred compensation plan of such corporation plus (C) the cash proceeds of key man life insurance policies received by the Borrower or its Restricted Subsidiaries after the Restatement Date plus (D) the amount available as of the Restatement Date for making Restricted Payments pursuant to Section 8.2(b)(iv) of the Senior Term Loan Agreement (provided that the Borrower may elect to apply all or any portion of the aggregate increase contemplated by clauses (A), (B), (C) and (D) above in any calendar year) less (E) the amount of any Restricted Payments previously made pursuant to clauses (A), (B), (C) and (D) of this clause (iv);
SECTION 2 -     Conditions to Effectiveness of the First Amendment. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(1)    The Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and the Administrative Agent.
(2)    The Borrower shall have reimbursed the Administrative Agent for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable documented fees, charges and disbursements of counsel to the Administrative Agent.
The Administrative Agent shall give prompt notice in writing to the Borrower of the occurrence of the First Amendment Effective Date.
SECTION 3 -     Representations and Warranties; No Default. In order to induce the Administrative Agent to consent to this First Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this First Amendment:
(1)    No Default or Event of Default has occurred and is continuing.
(2)    The representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date, (ii) the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement and (iii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified.

(3)    The execution, delivery and performance of this First Amendment (i) are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action and (ii) do not and will not (A) contravene the terms of the Borrower’s Organization Documents; (B) conflict with or result in any breach or contravention of, or require any payment to be made under, (x) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (C) violate any Law; except in the case of clauses (ii)(B) and (ii)(C) to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.
(4)    This First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.
SECTION 4 -     Reference to and Effect on the Credit Agreement and the Notes; Acknowledgements.
(1)    On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. For the avoidance of doubt, this First Amendment shall constitute a Loan Document for all purposes of the Loan Documents.
(2)    Without limiting the foregoing, each of the Loan Parties party to the Guaranty and the Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Guaranty and the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guaranty, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guaranty and the Security Agreement are, and shall remain, in full force and effect after giving effect to this First Amendment, and (iv) agrees that all Obligations are Guaranteed Obligations (as defined in the Guaranty).
(3)    Without limiting the foregoing, Holdings, as party to the Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted it to the

Collateral Agent for the benefit of the Secured Parties, and (iii) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement are, and shall remain, in full force and effect after giving effect to this First Amendment.
SECTION 5 -     Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable documented fees, charges and disbursements of Davis Polk & Wardwell LLP, as counsel to the Administrative Agent.
SECTION 6 -     Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of this First Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this First Amendment.
SECTION 7 -     Governing Law. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIRST AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.
WMG ACQUISITION CORP.
By: _/s/ Paul M. Robinson____________________
Name: Paul M. Robinson
Title: Executive Vice President, General Counsel
    & Secretary

WMG - SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

Acknowledged and agreed:
WMG HOLDINGS CORP.

By:        /s/ Paul M. Robinson
    Name: Paul M. Robinson
    Title: Executive Vice President,
        General Counsel & Secretary
Guarantors:

ROADRUNNER RECORDS, INC.
ELEKTRA MUSIC GROUP INC.
THE ALL BLACKS U.S.A., INC.
A. P. SCHMIDT CO.
ATLANTIC RECORDING CORPORATION
ATLANTIC/MR VENTURES INC.
BIG BEAT RECORDS INC.
CAFE AMERICANA INC.
CHAPPELL MUSIC COMPANY, INC.
COTA MUSIC, INC.
COTILLION MUSIC, INC.
CRK MUSIC INC.
E/A MUSIC, INC.
ELEKSYLUM MUSIC, INC.
ELEKTRA/CHAMELEON VENTURES INC.
ELEKTRA ENTERTAINMENT GROUP INC.
ELEKTRA GROUP VENTURES INC.
FHK, INC.
FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.
FOSTER FREES MUSIC, INC.
GENE AUTRY’S WESTERN MUSIC PUBLISHING CO.
GOLDEN WEST MELODIES, INC.
INSOUND ACQUISITION INC.
INTERSONG U.S.A., INC.
JADAR MUSIC CORP.
LEM AMERICA, INC.
LONDON-SIRE RECORDS INC.
MAVERICK PARTNER INC.
MCGUFFIN MUSIC INC.
MELODY RANCH MUSIC CO., INC.

[Signature Page to First Amendment to Revolving Credit Agreement]

MIXED BAG MUSIC, INC.
NONESUCH RECORDS INC.
NON-STOP MUSIC HOLDINGS, INC.
OCTA MUSIC, INC.
PEPAMAR MUSIC CORP.
REP SALES, INC.
REVELATION MUSIC PUBLISHING CORPORATION
RHINO ENTERTAINMENT COMPANY
RICK’S MUSIC INC.
RIGHTSONG MUSIC INC.
RIDGEWAY MUSIC CO., INC.
RYKO CORPORATION
RYKODISC, INC.
RYKOMUSIC, INC.
SEA CHIME MUSIC, INC.
SR/MDM VENTURE INC.
SUPER HYPE PUBLISHING, INC.
TOMMY VALANDO PUBLISHING GROUP, INC.
UNICHAPPELL MUSIC INC.
W.C.M. MUSIC CORP.
WALDEN MUSIC INC.
WARNER ALLIANCE MUSIC INC.
WARNER BRETHREN INC.
WARNER MUSIC PUBLISHING INTERNATIONAL INC.
WARNER BROS. RECORDS INC.
WARNER CUSTOM MUSIC CORP.
WARNER DOMAIN MUSIC INC.
WARNER MUSIC DISCOVERY INC.
WARNER MUSIC LATINA INC.
WARNER MUSIC SP INC.
WARNER SOJOURNER MUSIC INC.
WARNER SPECIAL PRODUCTS INC.
WARNER STRATEGIC MARKETING INC.
WARNER CHAPPELL MUSIC (SERVICES), INC.
WARNER CHAPPELL MUSIC, INC.
WARNER CHAPPELL PRODUCTION MUSIC, INC.
WARNER-ELEKTRA-ATLANTIC CORPORATION
WARNERSONGS, INC.
WARNER-TAMERLANE PUBLISHING CORP.
WARPRISE MUSIC INC.

[Signature Page to First Amendment to Revolving Credit Agreement]

WC GOLD MUSIC CORP.
W CHAPPELL MUSIC CORP.
WCM/HOUSE OF GOLD MUSIC, INC.
WARNER RECORDS/QRI VENTURE, INC.
WARNER RECORDS/RUFFNATION VENTURES, INC.
WARNER RECORDS/SIRE VENTURES LLC
WEA EUROPE INC.
WEA INC.
WEA INTERNATIONAL INC.
WIDE MUSIC, INC.
WRONG MAN DEVELOPMENT LIMITED LIABILITY COMPANY
WMG PRODUCTIONS LLC
ARTS MUSIC INC.
ASYLUM RECORDS LLC
ASYLUM WORLDWIDE LLC
AUDIO PROPERTIES/BURBANK, INC.
ATLANTIC MOBILE LLC
ATLANTIC PRODUCTIONS LLC
ATLANTIC SCREAM LLC
ATLANTIC/143 L.L.C.
BB INVESTMENTS LLC
BULLDOG ISLAND EVENTS LLC
BUTE SOUND LLC
CORDLESS RECORDINGS LLC
EAST WEST RECORDS LLC
FOZ MAN MUSIC LLC
FUELED BY RAMEN LLC
LAVA RECORDS LLC
MM INVESTMENT LLC
RHINO NAME & LIKENESS HOLDINGS, LLC
RHINO/FSE HOLDINGS, LLC
T-BOY MUSIC, L.L.C.
T-GIRL MUSIC, L.L.C.
THE BIZ LLC
UPPED.COM LLC
WARNER MUSIC DISTRIBUTION LLC
J. RUBY PRODUCTIONS, INC.
SIX-FIFTEEN MUSIC PRODUCTIONS, INC.
SUMMY-BIRCHARD, INC.
ARTIST ARENA LLC
ATLANTIC PIX LLC
FERRET MUSIC HOLDINGS LLC
FERRET MUSIC LLC

[Signature Page to First Amendment to Revolving Credit Agreement]

FERRET MUSIC MANAGEMENT LLC
FERRET MUSIC TOURING LLC
P & C PUBLISHING LLC
WARNER MUSIC NASHVILLE LLC
WMG COE, LLC

By: __/s/ Paul M. Robinson _____________
Name: Paul M. Robinson
Title: Vice President & Secretary of each of the above named entities listed under the heading Guarantors and signing this agreement in such capacity on behalf of each such entity

[Signature Page to First Amendment to Revolving Credit Agreement]

WARNER MUSIC INC.

By: ___/s/ Paul M. Robinson________________
    Name: Paul M. Robinson
    Title: Executive Vice President, General     Counsel & Secretary
615 MUSIC LIBRARY, LLC
By: Six-Fifteen Music Productions, Inc., its Sole Member
By:     ____/s/ Paul M. Robinson_______________
    Name: Paul M. Robinson
    Title: Vice President & Secretary

ARTIST ARENA INTERNATIONAL, LLC

By: Artist Arena LLC, its Sole Member
By: Warner Music Inc., its Sole Member

By:     ___/s/ Paul M. Robinson_______________
    Name: Paul M. Robinson
Title: Executive Vice President, General     Counsel & Secretary
ALTERNATIVE DISTRIBUTION ALLIANCE
By: Warner Music Distribution LLC, its Managing Partner
By: Rep Sales, Inc., its Sole Member and Manager
By:     ____/s/ Paul M. Robinson______________
    Name: Paul M. Robinson
    Title: Vice President & Secretary
MAVERICK RECORDING COMPANY

[Signature Page to First Amendment to Revolving Credit Agreement]

By: SR/MDM Venture Inc., its Managing Partner
By:     ____/s/ Paul M. Robinson_____________
    Name: Paul M. Robinson
    Title: Vice President & Secretary
NON-STOP CATACLYSMIC MUSIC, LLC
NON-STOP INTERNATIONAL PUBLISHING, LLC
NON-STOP OUTRAGEOUS PUBLISHING, LLC
By: Non-Stop Music Publishing, LLC, their Sole Member
By: Non-Stop Music Holdings, Inc., its Sole Member
By: ____/s/ Paul M. Robinson_____________
Name: Paul M. Robinson
Title: Vice President & Secretary
NON-STOP MUSIC LIBRARY, L.C.
NON-STOP MUSIC PUBLISHING, LLC
NON-STOP PRODUCTIONS, LLC
By: Non-Stop Music Holdings, Inc., their Sole Member
By:     ____/s/ Paul M. Robinson________________
    Name: Paul M. Robinson
    Title: Vice President & Secretary

[Signature Page to First Amendment to Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:      /s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory
By:      /s/ Nicolas Thierry
Name: Nicolas Thierry
Title: Authorized Signatory

[Signature Page to First Amendment to Revolving Credit Agreement]